INVENTORIES	9 Months Ended
Sep. 28, 2013
INVENTORIES [Abstract]
INVENTORIES

NOTE 3 - INVENTORIES

Inventories are valued using the last-in, first-out (LIFO) method. An actual valuation of inventory under the LIFO method can be made only at the end of each year based on the inventory levels and costs existing at that time. Accordingly, interim LIFO calculations must necessarily be based on management's estimates of expected year-end inventory levels and costs. Because these are subject to many factors beyond management's control, interim results are subject to the final year-end LIFO inventory valuation.

Inventories consist of the following:

	September 28, 2013	December 31, 2012
Inventory at FIFO
Finished products	$5,585	$3,615
Materials and work in process	55,494	52,212
Gross inventories	61,079	55,827
Less: LIFO reserve	(39,145)	(38,089)
Less: excess and obsolescence reserve	(1,966)	(1,729)
Net inventories	$19,968	$16,009